                             OCC ACCUMULATION TRUST

                             O SMALL CAP PORTFOLIO

                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]
                                                            OPCAP ADVISORS

                             OCC ACCUMULATION TRUST

                                   MANAGED BY

                                     [LOGO]
                                 OPCAP ADVISORS

                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stocks of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

Value stocks of the type owned by the Small Cap Portfolio, stocks of well-managed smaller companies with strong competitive positions and high cash flow, underperformed the rest of the stock market by a wide margin in 1999. Consequently, the Portfolio declined 1.8% during the year, compared with a 21.3% increase for the Russell 2000 Index with dividends included (the "Russell 2000"), a widely followed benchmark that includes smaller capitalization stocks. In the second half of the year, the Portfolio declined 5.2%, compared with an 11.0% increase in the Russell 2000.

During the year, investors bid up the share prices of technology companies, especially companies associated with e-commerce and the Internet, while ignoring the many opportunities we believe exist at this time in the small cap value sector. Unfortunately, small cap value was the worst performing sector of the market in 1999. Especially striking was the large difference in performance between the Russell 2000 Growth Index, which rose 43.1% during the year, and the Russell 2000 Value Index, which declined 1.5%. Growth stocks include those projected to have steady earnings increases, while value stocks include those that are believed to be significantly underpriced in relation to their inherent value. Performance differentials between value and growth issues, favoring one or the other, are common. However, the differential in 1999 was one of the most extreme in memory.

As value investors, we had a difficult time achieving positive returns in this environment. Nonetheless, we remain confident that the market will swing back to value stocks as it always has in the past and that the Portfolio will deliver excellent long-term investment results with below-market risk. We continue to focus on investments in companies with high cash flow, strong competitive positions, solid balance sheets and favorable earnings prospects, in the belief that company fundamentals drive share prices over time. We seek to reduce risk and avoid surprises through in-depth knowledge of the companies we own.

For the three years ended December 31, 1999, the Portfolio's average annual total return of 3.0% compared with 13.1% for the Russell 2000. In the five years ended December 31, 1999, the Portfolio provided an average annual total return of 8.4%, compared with 16.7% for the Russell 2000. For the ten years ended December 31, 1999, the Portfolio's average annual total return of 11.1%* compared with 13.4% for the Russell 2000, and from its inception on August 1, 1988 through December 31, 1999 the Portfolio delivered an average annual total return of 11.5%* versus 13.1% for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

We continue to find many opportunities, across a range of industries, to purchase quality small cap businesses with strong fundamentals that we consider to be underpriced. New positions established in the second half of the year include:

          o Alliant Techsystems--a defense company which generates a high level of free cash flow. Although the entire defense sector is down because of the problems of some large contractors, Alliant is in stable areas of defense spending and has a capable management team headed by a retired admiral who formerly commanded the Atlantic fleet. Our average purchase price was approximately $51 per share, or 7.3 times projected 2000 earnings of $7 per share. That price-earnings ratio is approximately one-quarter of the price-earnings ratio of the large cap S&P 500 Index, suggesting the significant values that exist in overlooked small caps at this time.

----------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

          o Houghton Mifflin--the textbook publisher, is benefiting from a combination of demographics and internal investments. Not only are school enrollments increasing, but major state textbook adoptions are scheduled over the next three years in the company's areas of strength, including reading and languages. The company has been spending to develop new textbooks and will begin to harvest the results of those investments. In addition, it has made several acquisitions that are beginning to contribute to profitability.

          o Kaydon Corporation--designs, manufactures and sells custom-engineered products for the construction, oil, gas, aerospace and forestry industries. Earnings have suffered recently due to weakness in the company's end markets, but appear to be on the verge of rebounding. We believe the stock has the potential to rise significantly in the coming year.

Other new positions during the second half of the year included, Deltek Systems, International Home Foods, Teleflex and UCAR International. Positions that we sold in the second half include Air Express International, M. A. Hanna, and Spartech.

At December 31, 1999, the Portfolio's net assets were allocated 88.3% to common stock and 11.5% to short-term investments, essentially unchanged from six months earlier. The Portfolio's five largest equity positions at December 31, 1999 were RenaissanceRe Holdings, a Bermuda-based insurance company, representing 4.4% of the Portfolio's net assets; Cambrex, which provides products and services to the pharmaceutical and biotechnology industries, 4.2% of net assets; Harman International Industries, which designs and manufactures audio products for the consumer, professional and original equipment markets, 3.8% of net assets; First Health Group, a leading national health benefit management company that serves employers with both group health and workers compensation services, 3.7% of net assets; and Dentsply International, which provides equipment and consumables to dentists, 3.6% of net assets.

Major industry positions were: insurance, representing 10.1% of the Portfolio's net assets; healthcare, 8.5% of net assets; machinery and engineering, 7.3% of net assets; computers and computer services, 7.1% of net assets; and drugs and medical products, 7.0% of net assets.

                  OCC ACCUMULATION TRUST--SMALL CAP PORTFOLIO
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   THE PORTFOLIO AND THE RUSSELL 2000 INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN

1 YEAR   5 YEAR*   SINCE AUGUST 1, 1988*
(1.8)%     8.4%              11.5%

Date      Small Cap Portfolio   Russell 2000 Index(+)

8/1/88           $10,000              $ 9,744
12/31/88         $10,190               $9,935
12/31/89         $12,058              $11,548
12/31/90         $10,880               $9,294
12/31/91         $16,119              $13,574
12/31/92         $19,592              $16,075
12/31/93         $23,408              $19,127
12/31/94         $23,166              $18,725
12/31/95         $26,703              $24,054
12/31/96         $31,690              $28,028
12/31/97         $38,720              $34,301
12/31/98         $35,226              $33,426
12/31/99         $34,584              $40,536


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The Russell 2000 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   SHARES                                                                                               VALUE
------------                                                                                        -------------
              COMMON STOCK -- 88.3%
              AEROSPACE -- 1.9%
     45,500   L-3 Communications Holding Corp.*...................................................  $   1,893,937
     32,800   Teleflex, Inc.......................................................................      1,027,050
                                                                                                    -------------
                                                                                                        2,920,987
                                                                                                    -------------
              BUSINESS SERVICES -- 1.0%
    152,100   Staff Leasing, Inc.*................................................................      1,444,950
                                                                                                    -------------

              CHEMICALS -- 5.0%
    186,000   Cambrex Corp........................................................................      6,405,375
     69,700   McWhorter Technologies, Inc.*.......................................................      1,115,200
                                                                                                    -------------
                                                                                                        7,520,575
                                                                                                    -------------
              COMPUTERS/COMPUTER SERVICES -- 7.1%
     54,100   Analysts International Corp.........................................................        676,250
     75,800   Policy Management System Corp.*.....................................................      1,937,638
     89,100   Shared Medical System Corp..........................................................      4,538,531
    218,100   Wallace Computer Services, Inc......................................................      3,625,912
                                                                                                    -------------
                                                                                                       10,778,331
                                                                                                    -------------
              CONGLOMERATES -- 0.9%
     72,700   GP Strategies Corp.*................................................................        445,288
     56,100   Ruddick Corp........................................................................        869,550
                                                                                                    -------------
                                                                                                        1,314,838
                                                                                                    -------------
              DATA PROCESSING -- 0.1%
      8,100   Deltek Systems, Inc.*...............................................................        109,350
                                                                                                    -------------

              DRUGS & MEDICAL PRODUCTS -- 7.0%
    294,300   Amerisource Health Corp.............................................................      4,469,681
    233,300   Dentsply International, Inc.........................................................      5,511,713
     23,500   Vital Signs, Inc....................................................................        537,562
                                                                                                    -------------
                                                                                                       10,518,956
                                                                                                    -------------
              ELECTRONICS -- 6.2%
    145,700   Baldor Electronic, Co...............................................................      2,640,812
    181,700   General Semiconductor, Inc.*........................................................      2,577,869
     92,900   Pioneer Standard Electronics, Inc...................................................      1,341,244
     23,700   Technitrol, Inc.....................................................................      1,054,650
    102,700   UCAR International, Inc.*...........................................................      1,829,344
                                                                                                    -------------
                                                                                                        9,443,919
                                                                                                    -------------
              ENERGY -- 3.5%
    152,300   Cabot Oil & Gas Corp., Class A......................................................      2,446,319
    115,900   St. Mary Land & Exploration Co......................................................      2,868,525
                                                                                                    -------------
                                                                                                        5,314,844
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  ( CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK -- (CONTINUED)
              FOOD SERVICES -- 6.0%
    337,800   Del Monte Foods Co.*................................................................  $   4,159,162
    130,100   Earthgrains Co......................................................................      2,097,863
     48,400   International Home Foods, Inc.*.....................................................        840,950
     77,500   Performance Food Group Co.*.........................................................      1,889,062
                                                                                                    -------------
                                                                                                        8,987,037
                                                                                                    -------------
              HEALTH & HOSPITALS -- 8.5%
     49,100   American Medical Security Group, Inc.*..............................................        294,600
    150,200   Corvel Corp.*.......................................................................      3,529,700
    206,100   First Health Group Corp.*...........................................................      5,538,937
     92,600   Regis Corp..........................................................................      1,747,825
     58,800   Trigon Healthcare, Inc.*............................................................      1,734,600
                                                                                                    -------------
                                                                                                       12,845,662
                                                                                                    -------------
              INDUSTRIAL MATERIALS -- 5.3%
    394,900   MSC Industrial Direct Inc.*.........................................................      5,232,425
     88,600   SPS Technologies, Inc.*.............................................................      2,829,662
                                                                                                    -------------
                                                                                                        8,062,087
                                                                                                    -------------
              INSURANCE -- 10.1%
     92,100   Annuity & Life Re Holdings Ltd......................................................      2,406,112
     26,000   E.W. Blanch Holdings, Inc...........................................................      1,592,500
    152,400   Horace Mann Educators Corp..........................................................      2,990,850
    101,145   Trenwick Group, Inc.................................................................      1,713,143
    161,900   RenaissanceRe Holdings Ltd..........................................................      6,617,663
                                                                                                    -------------
                                                                                                       15,320,268
                                                                                                    -------------
              MACHINERY/ENGINEERING -- 7.3%
     92,255   Albany International Corp...........................................................      1,429,951
     57,100   Flowserve Corp......................................................................        970,700
     86,700   Kaydon Corp.........................................................................      2,324,644
    175,300   Lindsay Manufacturing Co............................................................      3,199,225
    206,950   Tetra Technologies, Inc.*...........................................................      3,181,856
                                                                                                    -------------
                                                                                                       11,106,376
                                                                                                    -------------
              MANUFACTURING -- 5.2%
    357,100   BMC Industries, Inc.................................................................      1,740,862
     41,000   Carlisle Cos., Inc..................................................................      1,476,000
     12,200   H.B. Fuller Co......................................................................        682,438
    153,400   Precision Castparts Corp............................................................      4,026,750
                                                                                                    -------------
                                                                                                        7,926,050
                                                                                                    -------------
              POWER/UTILITY -- 0.6%
     15,400   Eastern Enterprises.................................................................        884,538
                                                                                                    -------------
              PRINTING/PUBLISHING -- 1.1%
     39,700   Houghton Mifflin Co.................................................................      1,674,844
                                                                                                    -------------
              RETAIL -- 2.4%
    158,000   Shopko Stores, Inc..................................................................      3,634,000
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  ( CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK -- (CONTINUED)
              TECHNOLOGY -- 4.5%
     17,900   Alliant Techsystems, Inc.*..........................................................  $   1,115,394
    101,100   Harman International Industries, Inc................................................      5,674,238
                                                                                                    -------------
                                                                                                        6,789,632
                                                                                                    -------------
              TEXTILES/APPAREL -- 3.8%
     96,100   G & K Services, Inc.................................................................      3,111,238
    317,100   Paxar Corp.*........................................................................      2,675,531
                                                                                                    -------------
                                                                                                        5,786,769
                                                                                                    -------------
              TRANSPORTATION -- 0.8%
    171,650   Interpool, Inc......................................................................      1,276,647
                                                                                                    -------------
              Total Common Stock (cost - $136,813,766)............................................    133,660,660
                                                                                                    -------------

  PRINCIPAL
   AMOUNT
    (000)
-------------
               U.S. GOVERNMENT AGENCY NOTES -- 11.5%
      $17,365  Federal Home Loan Bank Discount Notes,
                 1.50%, 1/3/00 (cost - $17,363,553)...............................                    17,363,553
                                                                                                  --------------

               Total Investments (cost - $154,177,319)............................          99.8%    151,024,213
               Other assets less liabilities......................................           0.2         265,666
                                                                                                  --------------
               Net Assets.........................................................         100.0% $  151,289,879
                                                                                                  --------------
                                                                                                  --------------

------------------

* Non-income producing security

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
Investments, at value (cost - $154,177,319).......................................................  $  151,024,213
Cash..............................................................................................           4,783
Receivable for investments sold...................................................................         654,611
Receivable for shares of beneficial interest sold.................................................         624,548
Dividends receivable..............................................................................          84,221
Prepaid expenses..................................................................................             658
                                                                                                    --------------
  Total Assets....................................................................................     152,393,034
                                                                                                    --------------

LIABILITIES:
Payable for investments purchased.................................................................         768,753
Payable for shares of beneficial interest redeemed................................................         256,855
Investment advisory fee payable...................................................................          19,427
Accrued expenses..................................................................................          58,120
                                                                                                    --------------
  Total Liabilities...............................................................................       1,103,155
                                                                                                    --------------
  Net Assets......................................................................................  $  151,289,879
                                                                                                    --------------
                                                                                                    --------------
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized).......................  $       67,188
Paid-in-capital in excess of par..................................................................     159,417,037
Undistributed net investment income...............................................................         917,411
Accumulated net realized loss on investments......................................................      (5,958,651)
Net unrealized depreciation on investments........................................................      (3,153,106)
                                                                                                    --------------
  Net Assets......................................................................................  $  151,289,879
                                                                                                    --------------
                                                                                                    --------------
Shares outstanding................................................................................       6,718,771
                                                                                                    --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE....................................          $22.52
                                                                                                    --------------
                                                                                                    --------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends........................................................................................  $   1,255,696
  Interest.........................................................................................        998,014
                                                                                                     -------------
     Total investment income.......................................................................      2,253,710
                                                                                                     -------------

EXPENSES:
  Investment advisory fees.........................................................................      1,206,779
  Custodian fees...................................................................................         44,191
  Trustees' fees and expenses......................................................................         19,304
  Reports to shareholders..........................................................................         18,992
  Transfer agent fees..............................................................................         13,916
  Audit and tax service fees.......................................................................         13,893
  Legal fees.......................................................................................          2,609
  Miscellaneous....................................................................................         19,267
                                                                                                     -------------
     Total expenses................................................................................      1,338,951
     Less: expense offset..........................................................................         (2,660)
                                                                                                     -------------
     Net expenses..................................................................................      1,336,291
                                                                                                     -------------
       Net investment income.......................................................................        917,419
                                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments...................................................................     (4,521,338)
Net change in unrealized appreciation/depreciation on investments..................................        723,406
                                                                                                     -------------
  Net realized and unrealized loss on investments..................................................     (3,797,932)
                                                                                                     -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................  $  (2,880,513)
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                 ------------------------------
                                                                                     1999              1998
                                                                                 ------------      ------------
OPERATIONS:

Net investment income.........................................................   $    917,419      $    978,619
Net realized loss on investments..............................................     (4,521,338)       (1,428,318)
Net change in unrealized appreciation/depreciation on investments.............        723,406       (13,507,408)
                                                                                 ------------      ------------
  Net decrease in net assets resulting from operations........................     (2,880,513)      (13,957,107)
                                                                                 ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income.........................................................       (978,623)         (397,659)
Net realized gains............................................................             --        (4,342,119)
                                                                                 ------------      ------------
  Total dividends and distributions to shareholders...........................       (978,623)       (4,739,778)
                                                                                 ------------      ------------

SHARE TRANSACTIONS:

Net proceeds from the sale of shares..........................................     45,603,776        75,017,090
Reinvestment of dividends and distributions...................................        978,623         4,739,778
Cost of shares redeemed.......................................................    (46,939,318)      (16,118,555)
                                                                                 ------------      ------------
  Net increase (decrease) in net assets from share transactions...............       (356,919)       63,638,313
                                                                                 ------------      ------------

     Total increase (decrease) in net assets..................................     (4,216,055)       44,941,428

NET ASSETS:

Beginning of year.............................................................    155,505,934       110,564,506
                                                                                 ------------      ------------
End of year (including undistributed net investment income of $917,411 and
  $978,615, respectively).....................................................   $151,289,879      $155,505,934
                                                                                 ------------      ------------
                                                                                 ------------      ------------

SHARES ISSUED AND REDEEMED:

Issued........................................................................      2,052,691         3,039,039
Issued in reinvestment of dividends and distributions.........................         47,049           177,254
Redeemed......................................................................     (2,112,375)         (677,160)
                                                                                 ------------      ------------
  Net increase (decrease).....................................................        (12,635)        2,539,133
                                                                                 ------------      ------------
                                                                                 ------------      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                   1999       1998       1997       1996       1995
                                                                  ------     ------     ------     ------     ------
Net asset value, beginning of year.............................   $23.10     $26.37     $22.61     $19.91     $17.38
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income........................................     0.14       0.14       0.08       0.14       0.26

  Net realized and unrealized gain (loss) on investments.......    (0.57)     (2.38)      4.73       3.45       2.37
                                                                  ------     ------     ------     ------     ------

    Total income (loss) from investment operations.............    (0.43)     (2.24)      4.81       3.59       2.63
                                                                  ------     ------     ------     ------     ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income........................................    (0.15)     (0.09)     (0.13)     (0.25)     (0.05)

  Net realized gains...........................................       --      (0.94)     (0.92)     (0.64)     (0.05)
                                                                  ------     ------     ------     ------     ------

    Total dividends and distributions to shareholders..........    (0.15)     (1.03)     (1.05)     (0.89)     (0.10)
                                                                  ------     ------     ------     ------     ------

Net asset value, end of year...................................   $22.52     $23.10     $26.37     $22.61     $19.91
                                                                  ------     ------     ------     ------     ------
                                                                  ------     ------     ------     ------     ------

TOTAL RETURN (1)...............................................     (1.8)%     (9.0)%     22.2%      18.7%      15.2%
                                                                  ------     ------     ------     ------     ------
                                                                  ------     ------     ------     ------     ------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)................................... $151,290   $155,506   $110,565   $34,257     $16,004

Ratio of expenses to average net assets (2).......................    0.89%      0.88%      0.97%     0.93%(3)    0.74%(3)

Ratio of net investment income to average net assets..............    0.61%      0.72%      0.64%     1.03%(3)    1.75%(3)
Portfolio Turnover................................................      99%        51%        68%       50%         69%

------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $14,914 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter. The Adviser is contractually obligated to waive a portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at December 31, 1999 was $154,379,871. Accordingly, net unrealized depreciation of investments of $3,355,658 was comprised of gross appreciation of $13,578,700 for those investments having an excess of value over cost and gross depreciation of $16,934,358 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $137,433,931 and $135,775,762, respectively.

At December 31, 1999, the Portfolio had a capital loss carryforward of $5,338,348 ($669,136 of which will expire in 2006 and $4,669,212 of which will expire in 2007) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 1999 of $417,751. Such losses are treated for tax purposes as arising on January 1, 2000.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                   (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees has approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

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

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

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.